iShares®

iShares, Inc.

Supplement dated October 5, 2005

to the Prospectus dated January 1, 2005 (as revised September 23, 2005)

for the iShares MSCI Index Funds (the “Prospectus”)

The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus for the iShares MSCI Mexico Index Fund.

The section entitled “Industry Concentration Policy” beginning on page 2 of the Prospectus is hereby deleted in its entirety and replaced by the following:

The iShares MSCI Singapore Index and iShares MSCI South Korea Index Funds have the following concentration policy: With respect to the two most heavily weighted industries or groups of industries in its Underlying Index, the Fund will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the Fund does not diverge by more than 10% from the respective weighting of such industry or group of industries in its Underlying Index. An exception to this policy is that if investment in the stock of a single issuer would account for more than 25% of the Fund, the Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in its Underlying Index. Each Fund will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy.

Each of the iShares MSCI Austria Index, iShares MSCI Australia Index, iShares MSCI Belgium Index, iShares MSCI Brazil Index, iShares MSCI Canada Index, iShares MSCI Emerging Markets Index, iShares MSCI EMU Index, iShares MSCI France Index, iShares MSCI Germany Index, iShares MSCI Hong Kong Index, iShares MSCI Italy Index, iShares MSCI Japan Index, iShares MSCI Malaysia Index, iShares MSCI Mexico Index Fund, iShares MSCI Netherlands Index, iShares MSCI Pacific ex-Japan Index, iShares MSCI South Africa Index, iShares MSCI Spain Index, iShares MSCI Sweden Index, iShares MSCI Switzerland Index, iShares MSCI Taiwan Index and iShares MSCI United Kingdom Index Funds will not concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that, to the extent practicable, the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries.

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